UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 27, 2004

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	0-26582 (Commission File Number)	94-1358276 (IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices)

(770) 632-8000
(Registrant’s telephone number, including area code)

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.
ITEM 12. Results of Operations and Financial Condition.
SIGNATURES
PRESS RELEASE

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit No.	Document
99.1	Press release of the Registrant, dated as of July 27, 2004 (this press release is being furnished pursuant to Item 12 of Form 8-K).

ITEM 12. Results of Operations and Financial Condition.

     On July 27, 2004, World Airways, Inc., a Delaware corporation (the “Registrant”), issued a press release (the “Press Release”) announcing its preliminary operating results for the second quarter ended June 30, 2004. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 12 of this Current Report on Form 8-K as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 28, 2004		World Airways, Inc. (Registrant)
	By:	/s/ Randy J. Martinez
		Name:	Randy J. Martinez
		Title:	President and CEO